UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Equity Fund

Annual report
10 | 31 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Annual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 9, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

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How did global stocks perform during the period?

From the start of the period through mid-February 2020, the investing environment was generally favorable for stocks. Market volatility, driven by the U.S.–China trade conflict, subsided when the two countries agreed to a trade deal. Uncertainty over Brexit also was alleviated when Prime Minister Boris Johnson’s Conservative party won the majority in the U.K. election. In the United States, low unemployment, declining interest rates, and healthy consumer spending helped boost investors’ appetite for stocks.

In mid-February 2020, investor sentiment reversed course. As COVID-19 began its global spread, countries closed their borders, issued stay-at-home orders, and shut down non-essential businesses. Global economic activity contracted, and equity markets went into a tailspin. From late February to early March, the S&P 500 Index lost over 30% of its value. At the same time, an oil supply dispute between Saudi Arabia and Russia caused a collapse in commodity prices. The price of oil declined to levels where most public company producers could not earn a profit.

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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Worldwide fiscal and monetary aid from governments and central banks, respectively, helped reduce the severity of a global recession. In mid-March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and Congress approved a $2 trillion stimulus package. Dozens of central banks in Europe, Asia, and elsewhere announced similar economic relief measures. Liquidity improved and financial markets stabilized. Stocks rallied at the end of March before stabilizing in late April.

The promise of more government support and positive news in the development of a COVID-19 vaccine improved investor sentiment. Oil markets stabilized as OPEC+ reduced inventories to balance supply and demand. After five consecutive months of gains, stocks moved lower in September. A resurgence in COVID-19 cases in Europe and the United States threatened economic recoveries. Uncertainty surrounding the U.S. presidential election and delays in the next government stimulus package also increased market volatility through October.

Against this backdrop, U.S. stocks, as measured by the S&P 500 Index, posted a return of 9.71% for the 12-month reporting period. Emerging-market stocks, as measured by the MSCI Emerging Markets Index [ND], rose 8.25% during the period, as the depreciating value of the U.S. dollar provided a tailwind for developing nations. Stocks in non-U.S. developed markets, as measured by the MSCI EAFE [ND] Index, reported a loss of 6.86%, mostly due to poor stock performance in Europe. Europe’s economy is largely driven by cyclical sectors, including natural resources, industrials, and financials, which were especially hard-hit by pandemic-related demand disruptions.

How did Putnam Global Equity Fund perform for the period?

The fund’s class A shares posted a return of 1.62%, underperforming the benchmark, the MSCI World Index [ND], which posted a return of 4.36% for the 12-month reporting period.

What were some of the fund’s top contributors to performance relative to the benchmark?

The fund’s top contributor was ServiceNow, a U.S.-based cloud computing service provider. ServiceNow has sustained an attractive level of growth by focusing on sales of its workflow automation platform. Subscription revenues to ServiceNow’s digital workflow platform grew by approximately 30% in the third quarter of 2020, exceeding analyst expectations. Management’s bullish outlook for 2021 also helped boost share value.

Another top performer was Adobe, a U.S. software developer and global market leader of multimedia and creative content software. Demand for the company’s software-as-a-service offering, Creative Cloud, skyrocketed as businesses sought digital solutions amid pandemic lockdowns. Adobe reported record quarterly revenues and operating cash flows in the third quarter of 2020.

Select holdings in the global housing market also aided results. Record low interest rates helped spur demand for home sales and do-it-yourself home projects. An overweight position in U.S. home improvement retailer Lowe’s Companies aided results. In its most recent reported quarter [ended July 31, 2020], Lowe’s same-store sales rose by 35% and earnings grew 69% year over year. Another highlight was an out-of-benchmark position in Open House, a Japanese home builder and residential real estate service provider. An influx of first-time home buyers and pent-up demand for new and modern residential housing in Japan provided growth catalysts for the company.

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What were some of the fund’s top detractors from performance relative to the benchmark?

An overweight position in certain energy holdings, including Cenovus Energy and Oneok, were top detractors. While oil prices rebounded from their lows in April 2020, the pandemic continued to cause significant demand disruptions in the energy sector. Cenovus, which mines oil sands in Canada, sustained losses due to depressed oil prices. U.S. midstream natural gas provider Oneok also reported quarterly earnings losses in 2020. We sold our position in Oneok before period-end. We continued to hold Cenovus at period-end based on its low-cost operations and what we believe to be a more predictable rate of production over the long term.

Our strategy of not owning shares of Apple also detracted from fund performance. Apple is a large position in the fund’s benchmark index, and the stock performed well during the period. While Apple’s valuation has moved higher on 5G [a next-generation mobile network] excitement, we believe the stock remains overvalued. For example, Apple’s stock price has soared fourfold in the past four years, yet earnings have increased just 50%. We continue to favor other companies in the technology sector.

How did the fund use derivatives during the period?

We purchased and wrote options in an effort to manage downside risks. We also used forward currency contracts as a means to hedge foreign-exchange risk. These derivatives had a positive impact on fund performance for the period.

Given these uncertain times, what is your outlook for the global economy?

After the sharp contraction in the spring of 2020, the global economy has grown at a reasonable rate, albeit from depressed levels. Still, to date performance has varied across economic sectors, which we would expect to continue over the short-term. We believe positive news related to vaccine trials, both the high rates of effectiveness and the potential long-term duration of effectiveness, could provide a significant boost to the economy, especially in the second half of 2021 and beyond. We believe inflation could become a risk as the economy gains strength. This could lead to higher interest

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Equity Fund

rates, which we would consider a risk to equity market performance.

When assessing the fund’s appreciation potential, we believe it is important to look beyond the current turmoil. We actively manage the fund with a long-term view, while monitoring geopolitical and macroeconomic risks. Our stock-selection process is focused on evaluating a company’s fundamental strengths and drivers for sustained value creation. While there have been some clear winners from the pandemic, we continue to make investments based on our assessment of a company’s individual merits. We focus on companies that we believe can persist through the economic downturn and appreciate in the economic recovery. This may mean less reliance on so-called quarantine stocks — those that have directly benefited from pandemic-related trends. We believe many companies have the potential to come through this crisis even stronger.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The Trustees of the fund have approved a series of proposals to reposition the fund as “Putnam Focused International Equity Fund,” including changing the principal investment strategies from being a “global” fund with significant U.S. exposure to an “international” fund with little or no U.S. exposure; changing the fund’s benchmark (including the performance fee benchmark in the fund’s management contract); and changing the fund from a diversified to a non-diversified fund. The change from operating as a diversified fund to a non-diversified fund, and the new management contract, require shareholder approval. A shareholder meeting has been scheduled for March 18, 2021. For more information, see the proxy statement, which will be sent in late-December 2020.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/1/94)
Before sales charge	7.61%	116.27%	8.02%	35.21%	6.22%	10.12%	3.26%	1.62%
After sales charge	7.37	103.83	7.38	27.43	4.97	3.78	1.25	–4.22
Class B (7/1/94)
Before CDSC	7.41	103.52	7.36	30.21	5.42	7.70	2.50	0.82
After CDSC	7.41	103.52	7.36	28.21	5.10	4.70	1.54	–4.18
Class C (2/1/99)
Before CDSC	7.34	100.67	7.21	30.21	5.42	7.67	2.49	0.85
After CDSC	7.34	100.67	7.21	30.21	5.42	7.67	2.49	–0.15
Class R (1/21/03)
Net asset value	7.35	110.91	7.75	33.44	5.94	9.32	3.02	1.35
Class R6 (7/2/12)
Net asset value	7.85	124.57	8.43	37.81	6.62	11.38	3.66	1.99
Class Y (9/23/02)
Net asset value	7.80	121.69	8.29	36.88	6.48	10.96	3.53	1.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

8 Global Equity Fund

Comparative index returns For periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI World Index (ND)	6.95%	128.96%	8.64%	47.80%	8.13%	18.97%	5.96%	4.36%
Lipper Global Multi-Cap
Core category average*	6.86	107.93	7.52	39.62	6.85	11.40	3.62	3.37

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/20, there were 142, 122, 102, 61, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $20,352 and $20,067, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $21,091, $22,457 and $22,169, respectively.

Fund price and distribution information For the 12-month period ended 10/31/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		—	—	—	1	1
Income	$0.008		—	—	—	$0.064	$0.045
Capital gains	—		—	—	—	—	—
Total	$0.008		—	—	—	$0.064	$0.045
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/19	$16.51	$17.52	$14.56	$15.32	$16.33	$17.21	$17.13
10/31/20	16.77	17.79	14.68	15.45	16.55	17.49	17.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Equity Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/1/94)
Before sales charge	7.78%	133.17%	8.83%	47.78%	8.12%	15.89%	5.04%	6.88%
After sales charge	7.54	119.77	8.19	39.29	6.85	9.23	2.99	0.74
Class B (7/1/94)
Before CDSC	7.58	119.47	8.18	42.32	7.31	13.35	4.26	6.15
After CDSC	7.58	119.47	8.18	40.32	7.01	10.35	3.34	1.15
Class C (2/1/99)
Before CDSC	7.51	116.09	8.01	42.24	7.30	13.24	4.23	6.10
After CDSC	7.51	116.09	8.01	42.24	7.30	13.24	4.23	5.10
Class R (1/21/03)
Net asset value	7.52	127.19	8.55	45.80	7.83	14.98	4.76	6.60
Class R6 (7/2/12)
Net asset value	8.02	142.04	9.24	50.64	8.54	17.19	5.43	7.29
Class Y (9/23/02)
Net asset value	7.96	138.97	9.10	49.56	8.38	16.78	5.31	7.16

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/19	1.15%	1.90%	1.90%	1.40%	0.77%	0.90%
Annualized expense ratio for the
six-month period ended 10/31/20*†	1.11%	1.86%	1.86%	1.36%	0.73%	0.86%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 10/31/20.

10 Global Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.94	$9.93	$9.93	$7.27	$3.91	$4.60
Ending value (after expenses)	$1,127.80	$1,123.20	$1,123.60	$1,125.90	$1,129.80	$1,129.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.63	$9.42	$9.42	$6.90	$3.71	$4.37
Ending value (after expenses)	$1,019.56	$1,015.79	$1,015.79	$1,018.30	$1,021.47	$1,020.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to certain employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

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MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Equity Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

16 Global Equity Fund

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders. In addition, the Trustees previously approved, at their meeting on January 25, 2019, an amended and restated management contract in connection with the proposed mergers (which subsequently closed on June 17, 2019) of Putnam Global Utilities Fund, Putnam Global Consumer Fund, Putnam Global Financials Fund, and Putnam Global Sector Fund, other mutual funds managed by Putnam Management, with and into your fund. The amended and restated management contract provided that, effective upon the closing of the mergers, the performance adjustment calculation for your fund would take into account the net assets of the acquired funds in the proposed mergers for periods before the consummation of the mergers, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2022. The support of Putnam Management and PSERV for these

Global Equity Fund 17

expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general

18 Global Equity Fund

Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 202, 157 and 132 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2019. The Trustees considered Putnam Management’s continued efforts to support fund performance through changes in the portfolio management team in 2019 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The

Global Equity Fund 19

Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Global Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

Global Equity Fund 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Global Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Equity Fund (the “Fund”) as of October 31, 2020, the related statement of operations and changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 Global Equity Fund

The fund’s portfolio 10/31/20

COMMON STOCKS (98.4%)*	Shares	Value
Banks (1.6%)
Bank of America Corp.	284,384	$6,739,901
Citigroup, Inc.	178,300	7,385,186
		14,125,087
Beverages (2.0%)
Asahi Group Holdings, Ltd. (Japan)	284,500	8,818,037
Heineken NV (Netherlands)	101,082	8,970,657
		17,788,694
Biotechnology (1.8%)
Regeneron Pharmaceuticals, Inc. †	15,435	8,389,849
Vertex Pharmaceuticals, Inc. †	36,681	7,642,853
		16,032,702
Building products (2.1%)
Fortune Brands Home & Security, Inc.	109,683	8,870,064
Johnson Controls International PLC	232,300	9,805,383
		18,675,447
Capital markets (0.7%)
BGP Holdings PLC (Malta)	82,319	—
London Stock Exchange Group PLC (United Kingdom)	59,594	6,390,947
		6,390,947
Commercial services and supplies (1.4%)
Waste Connections, Inc.	124,291	12,344,582
		12,344,582
Construction and engineering (0.8%)
Kyudenko Corp. (Japan)	274,800	7,483,077
		7,483,077
Construction materials (1.2%)
Summit Materials, Inc. Class A †	608,321	10,761,198
		10,761,198
Containers and packaging (4.8%)
Avery Dennison Corp.	72,000	9,964,080
Ball Corp.	138,200	12,299,800
SIG Combibloc Group AG (Switzerland)	982,472	20,196,954
		42,460,834
Distributors (1.0%)
PALTAC Corp. (Japan)	152,900	8,587,325
		8,587,325
Diversified financial services (0.7%)
Eurazeo SA (France) †	128,537	5,844,312
		5,844,312
Diversified telecommunication services (0.9%)
Liberty Global PLC Class C (United Kingdom) †	450,400	8,404,464
		8,404,464
Electric utilities (4.7%)
NRG Energy, Inc.	1,320,481	41,753,609
		41,753,609
Electrical equipment (1.2%)
Eaton Corp. PLC	101,500	10,534,685
		10,534,685

Global Equity Fund 23

COMMON STOCKS (98.4%)* cont.	Shares	Value
Entertainment (1.3%)
Activision Blizzard, Inc.	149,600	$11,329,208
		11,329,208
Food and staples retail (2.1%)
Walmart, Inc.	132,200	18,342,750
		18,342,750
Food products (6.5%)
Kerry Group PLC Class A (Ireland)	119,457	14,288,200
Nestle SA (Switzerland)	152,300	17,124,303
Nomad Foods, Ltd. (United Kingdom) †	1,103,133	26,750,975
		58,163,478
Health-care equipment and supplies (4.7%)
Boston Scientific Corp. †	374,700	12,840,969
Cooper Cos., Inc. (The)	26,400	8,422,920
Danaher Corp.	91,295	20,955,854
		42,219,743
Household durables (1.0%)
HC Brillant Services GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	26	23
Lennar Corp. Class A	127,045	8,922,370
		8,922,393
Insurance (6.0%)
Assured Guaranty, Ltd.	881,795	22,512,227
AXA SA (France)	422,165	6,785,108
Prudential PLC (United Kingdom)	550,132	6,719,296
QBE Insurance Group, Ltd. (Australia)	3,000,238	17,482,508
		53,499,139
Interactive media and services (2.1%)
Alphabet, Inc. Class C †	11,762	19,066,320
		19,066,320
Internet and direct marketing retail (6.3%)
Alibaba Group Holding, Ltd. ADR (China) †	22,400	6,825,056
Amazon.com, Inc. †	16,130	48,973,100
		55,798,156
IT Services (6.3%)
Fidelity National Information Services, Inc.	68,300	8,509,497
Fiserv, Inc. †	102,875	9,821,476
GoDaddy, Inc. Class A †	149,721	10,591,264
PayPal Holdings, Inc. †	52,400	9,753,212
Visa, Inc. Class A	96,454	17,526,656
		56,202,105
Life sciences tools and services (2.6%)
Bio-Rad Laboratories, Inc. Class A †	14,700	8,620,374
Thermo Fisher Scientific, Inc.	31,500	14,903,280
		23,523,654
Machinery (2.0%)
Otis Worldwide Corp.	152,700	9,357,456
Stanley Black & Decker, Inc.	52,400	8,708,880
		18,066,336

24 Global Equity Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value
Media (1.2%)
Cogeco Communications, Inc. (Canada)	153,700	$10,705,817
		10,705,817
Metals and mining (2.3%)
Newmont Corp.	157,500	9,897,300
Wheaton Precious Metals Corp. (Canada)	235,700	10,868,127
		20,765,427
Oil, gas, and consumable fuels (2.0%)
Cenovus Energy, Inc. (Canada)	2,779,924	9,097,402
Williams Cos., Inc. (The)	475,900	9,132,521
		18,229,923
Pharmaceuticals (3.3%)
AstraZeneca PLC (United Kingdom)	126,219	12,698,704
Novartis AG (Switzerland)	128,779	10,040,254
Royalty Pharma PLC Class A S	168,402	6,180,353
		28,919,311
Real estate management and development (1.4%)
Open House Co., Ltd. (Japan)	362,100	12,306,108
		12,306,108
Road and rail (2.4%)
Union Pacific Corp.	119,881	21,241,714
		21,241,714
Semiconductors and semiconductor equipment (4.5%)
ASML Holding NV (Netherlands)	24,100	8,705,161
Micron Technology, Inc. †	212,600	10,702,284
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	118,000	9,896,660
Texas Instruments, Inc.	72,697	10,511,259
		39,815,364
Software (10.6%)
Adobe, Inc. †	35,381	15,818,845
Dynatrace, Inc. †	284,844	10,057,842
Microsoft Corp.	181,261	36,699,915
RingCentral, Inc. Class A †	32,938	8,509,203
ServiceNow, Inc. †	46,163	22,969,324
		94,055,129
Specialty retail (2.7%)
Advance Auto Parts, Inc.	66,074	9,731,379
Lowe’s Cos., Inc.	90,911	14,373,029
		24,104,408
Trading companies and distributors (2.2%)
Ashtead Group PLC (United Kingdom)	343,055	12,443,973
Yellow Cake PLC 144A (United Kingdom) †	2,715,892	6,685,030
		19,129,003
Total common stocks (cost $759,429,859)		$875,592,449

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.625%, 3/31/25 [i]	$171,000	$188,582
Total U.S. treasury obligations (cost $188,582)		$188,582

Global Equity Fund 25

	Principal amount/
SHORT-TERM INVESTMENTS (2.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.18% [d]	Shares	5,643,375	$5,643,375
Putnam Short Term Investment Fund Class P 0.17% L	Shares	12,776,828	12,776,828
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	400,000	400,000
U.S. Treasury Bills 0.094%, 11/5/20 ∆		$1,000,000	999,994
U.S. Treasury Bills zero%, 2/25/21 [i]		131,000	130,961
U.S. Treasury Bills 0.104%, 12/8/20 ∆		100,000	99,991
U.S. Treasury Cash Management Bills 0.084%, 1/26/21 ∆		700,000	699,769
U.S. Treasury Cash Management Bills 0.096%, 1/12/21 ∆		264,000	263,956
U.S. Treasury Cash Management Bills 0.088%, 1/19/21 ∆		200,000	199,963
Total short-term investments (cost $21,214,916)			$21,214,837

TOTAL INVESTMENTS
Total investments (cost $780,833,357)			$896,995,868

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $889,398,575.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $23, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,735,830 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,946,785 to cover certain derivative contracts.

26 Global Equity Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.2%	Ireland	1.6%
United Kingdom	9.0	France	1.4
Switzerland	5.3	Taiwan	1.1
Japan	4.2	China	0.8
Canada	3.4	Other	<0.1
Netherlands	2.0	Total	100.0%
Australia	2.0

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $331,597,446)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/20/21	$311,934	$318,395	$6,461
	British Pound	Sell	12/16/20	14,537,528	14,953,506	415,978
	Canadian Dollar	Sell	1/20/21	101,745	102,189	444
	Euro	Buy	12/16/20	1,839,712	1,874,840	(35,128)
	Japanese Yen	Sell	11/18/20	439,643	436,730	(2,913)
Barclays Bank PLC
	Canadian Dollar	Sell	1/20/21	4,498,625	4,518,543	19,918
	Euro	Sell	12/16/20	7,029,612	7,166,330	136,718
	Hong Kong Dollar	Buy	11/18/20	8,126,278	8,127,527	(1,249)
	Japanese Yen	Sell	11/18/20	513,286	510,183	(3,103)
	Swedish Krona	Buy	12/16/20	2,161,588	2,203,512	(41,924)
Citibank, N.A.
	Australian Dollar	Sell	1/20/21	4,022,377	4,102,785	80,408
	British Pound	Sell	12/16/20	3,269,094	3,362,224	93,130
	Canadian Dollar	Buy	1/20/21	2,821,750	2,834,241	(12,491)
	Chinese Yuan (Offshore)	Buy	11/18/20	47,334	47,263	71
	Danish Krone	Buy	12/16/20	6,279,137	6,448,645	(169,508)
	Euro	Sell	12/16/20	2,349,422	2,384,687	35,265
	Japanese Yen	Sell	11/18/20	4,274,080	4,247,259	(26,821)
Goldman Sachs International
	British Pound	Sell	12/16/20	12,603,881	12,976,639	372,758
	Canadian Dollar	Sell	1/20/21	203,865	204,790	925
	Euro	Buy	12/16/20	580,011	590,458	(10,447)
	Japanese Yen	Buy	11/18/20	247,027	245,342	1,685

Global Equity Fund 27

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $331,597,446) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	British Pound	Sell	12/16/20	$10,270,185	$10,266,239	$(3,946)
	Canadian Dollar	Sell	1/20/21	32,213	32,361	148
	Chinese Yuan (Offshore)	Sell	11/18/20	13,022,493	12,477,898	(544,595)
	Euro	Buy	12/16/20	21,052,928	21,523,973	(471,045)
	Japanese Yen	Buy	11/18/20	81,331	80,777	554
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/20/21	2,417,474	2,428,274	10,800
	Euro	Sell	12/16/20	9,901,568	10,095,417	193,849
	Japanese Yen	Buy	11/18/20	12,261,282	12,189,755	71,527
	Norwegian Krone	Buy	12/16/20	1,696,901	1,820,245	(123,344)
	Singapore Dollar	Buy	11/18/20	3,843,699	3,811,415	32,284
	South Korean Won	Buy	11/18/20	11,651,872	11,415,094	236,778
	South Korean Won	Sell	11/18/20	11,651,872	11,160,586	(491,286)
	Swedish Krona	Buy	12/16/20	6,708,398	6,840,276	(131,878)
	Swiss Franc	Sell	12/16/20	19,367,981	19,524,186	156,205
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	9,634	9,839	(205)
	British Pound	Sell	12/16/20	737,251	709,643	(27,608)
	Canadian Dollar	Buy	1/20/21	3,454,896	3,504,610	(49,714)
	Euro	Sell	12/16/20	5,766,879	5,830,485	63,606
	Japanese Yen	Sell	11/18/20	160,109	158,402	(1,707)
	Swiss Franc	Sell	12/16/20	2,519,037	2,544,367	25,330
NatWest Markets PLC
	Australian Dollar	Buy	1/20/21	1,787,153	1,826,411	(39,258)
	British Pound	Sell	12/16/20	2,373,741	2,441,326	67,585
	Euro	Buy	12/16/20	10,863,744	11,072,004	(208,260)
	Hong Kong Dollar	Buy	11/18/20	42,386	42,390	(4)
	Japanese Yen	Sell	11/18/20	877,120	871,141	(5,979)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/20/21	2,711,143	2,768,558	57,415
	British Pound	Buy	12/16/20	3,757,915	3,879,460	(121,545)
	Canadian Dollar	Sell	1/20/21	1,830,657	1,838,924	8,267
	Chinese Yuan (Offshore)	Buy	11/18/20	7,463,319	7,397,058	66,261
	Euro	Buy	12/16/20	385,313	499,762	(114,449)
	Israeli Shekel	Buy	1/20/21	1,966,040	1,971,473	(5,433)
	Japanese Yen	Buy	11/18/20	13,165,872	13,098,686	67,186
	Swedish Krona	Buy	12/16/20	61,675	62,870	(1,195)
	Swiss Franc	Buy	12/16/20	2,566,978	2,587,903	(20,925)
Toronto-Dominion Bank
	Canadian Dollar	Sell	1/20/21	97,165	97,598	433

28 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 10/31/20 (aggregate face value $331,597,446) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG
	Australian Dollar	Buy	1/20/21	$7,099,459	$7,257,834	$(158,375)
	British Pound	Buy	12/16/20	752,413	774,033	(21,620)
	Canadian Dollar	Sell	1/20/21	1,050,337	1,055,224	4,887
	Euro	Buy	12/16/20	29,212,715	29,779,743	(567,028)
	Japanese Yen	Buy	11/18/20	8,114,776	8,068,971	45,805
	Swiss Franc	Buy	12/16/20	81,576	82,215	(639)
WestPac Banking Corp.
	Australian Dollar	Sell	1/20/21	2,208,503	2,255,714	47,211
	British Pound	Sell	12/16/20	6,650,155	6,839,325	189,170
	Canadian Dollar	Sell	1/20/21	698,548	708,743	10,195
	Euro	Buy	12/16/20	2,430,215	2,476,730	(46,515)
	Japanese Yen	Buy	11/18/20	7,816,449	7,763,420	53,029
Unrealized appreciation						2,572,286
Unrealized (depreciation)						(3,460,137)
Total						$(887,851)

* The exchange currency for all contracts listed is the United States Dollar.

Global Equity Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$49,505,809	$—	$—
Consumer discretionary	88,824,934	8,587,325	23
Consumer staples	85,476,885	8,818,037	—
Energy	18,229,923	—	—
Financials	62,376,977	17,482,508	—
Health care	110,695,410	—	—
Industrials	99,991,767	7,483,077	—
Information technology	190,072,598	—	—
Materials	73,987,459	—	—
Real estate	—	12,306,108	—
Utilities	41,753,609	—	—
Total common stocks	820,915,371	54,677,055	23

U.S. treasury obligations	—	188,582	—
Short-term investments	13,176,828	8,038,009	—
Totals by level	$834,092,199	$62,903,646	$23

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(887,851)	$—
Totals by level	$—	$(887,851)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

30 Global Equity Fund

Statement of assets and liabilities 10/31/20

ASSETS
Investment in securities, at value, including $5,560,050 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $762,413,154)	$878,575,665
Affiliated issuers (identified cost $18,420,203) (Notes 1 and 5)	18,420,203
Cash	11
Foreign currency (cost $5,401) (Note 1)	5,277
Dividends, interest and other receivables	1,321,629
Foreign tax reclaim	337,589
Receivable for shares of the fund sold	204,028
Unrealized appreciation on forward currency contracts (Note 1)	2,572,286
Prepaid assets	33,910
Total assets	901,470,598

LIABILITIES
Payable for shares of the fund repurchased	432,620
Payable for compensation of Manager (Note 2)	431,887
Payable for custodian fees (Note 2)	55,395
Payable for investor servicing fees (Note 2)	273,286
Payable for Trustee compensation and expenses (Note 2)	631,535
Payable for administrative services (Note 2)	1,439
Payable for distribution fees (Note 2)	202,978
Unrealized depreciation on forward currency contracts (Note 1)	3,460,137
Collateral on securities loaned, at value (Note 1)	5,643,375
Collateral on certain derivative contracts, at value (Notes 1 and 9)	719,543
Other accrued expenses	219,828
Total liabilities	12,072,023

Net assets	$889,398,575

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$801,941,673
Total distributable earnings (Note 1)	87,456,902
Total — Representing net assets applicable to capital shares outstanding	$889,398,575

(Continued on next page)

Global Equity Fund 31

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($799,869,570 divided by 47,695,595 shares)	$16.77
Offering price per class A share (100/94.25 of $16.77)*	$17.79
Net asset value and offering price per class B share ($8,168,315 divided by 556,322 shares)**	$14.68
Net asset value and offering price per class C share ($18,122,041 divided by 1,172,866 shares)**	$15.45
Net asset value, offering price and redemption price per class R share
($751,888 divided by 45,421 shares)	$16.55
Net asset value, offering price and redemption price per class R6 share
($19,620,108 divided by 1,121,563 shares)	$17.49
Net asset value, offering price and redemption price per class Y share
($42,866,653 divided by 2,462,927 shares)	$17.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Global Equity Fund

Statement of operations Year ended 10/31/20

INVESTMENT INCOME
Dividends (net of foreign tax of $483,041)	$13,682,223
Interest (including interest income of $169,873 from investments in affiliated issuers) (Note 5)	205,016
Securities lending (net of expenses) (Notes 1 and 5)	46,201
Total investment income	13,933,440

EXPENSES
Compensation of Manager (Note 2)	5,847,578
Investor servicing fees (Note 2)	1,665,147
Custodian fees (Note 2)	72,605
Trustee compensation and expenses (Note 2)	34,049
Distribution fees (Note 2)	2,380,114
Administrative services (Note 2)	24,322
Other	400,764
Total expenses	10,424,579
Expense reduction (Note 2)	(5,600)
Net expenses	10,418,979

Net investment income	3,514,461

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	33,124,084
Foreign currency transactions (Note 1)	(72,384)
Forward currency contracts (Note 1)	2,559,898
Written options (Note 1)	(32,770,297)
Total net realized gain	2,841,301
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	3,160,064
Assets and liabilities in foreign currencies	18,267
Forward currency contracts	1,035,282
Total change in net unrealized appreciation	4,213,613

Net gain on investments	7,054,914

Net increase in net assets resulting from operations	$10,569,375

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/20	Year ended 10/31/19
Operations
Net investment income	$3,514,461	$2,771,689
Net realized gain (loss) on investments
and foreign currency transactions	2,841,301	(18,149,410)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	4,213,613	113,663,087
Net increase in net assets resulting from operations	10,569,375	98,285,366
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(420,954)	—
Class R6	(80,244)	—
Class Y	(123,109)	—
Increase in capital from settlement payments	—	3,411
Increase (decrease) from capital share transactions (Note 4)	(108,156,694)	125,492,159
Total increase (decrease) in net assets	(98,211,626)	223,780,936

NET ASSETS
Beginning of year	987,610,201	763,829,265
End of year	$889,398,575	$987,610,201

The accompanying notes are an integral part of these financial statements.

34 Global Equity Fund

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Global Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
October 31, 2020	$16.51	.06	.21	.27	(.01)	—	(.01)	—	$16.77	1.62	$799,870	1.13	.39	62
October 31, 2019	14.72	.05	1.74	1.79	—	—	—	—[d,e]	16.51	12.16	871,070	1.15	.34	35
October 31, 2018	15.29	.03	(.54)	(.51)	(.05)	(.01)	(.06)	—	14.72	(3.39)	685,082	1.15	.19	60
October 31, 2017	12.34	.06	3.09	3.15	(.20)	—	(.20)	—[d,f]	15.29	25.87	744,923	1.12	.48	220
October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	—	(.07)	—	12.34	(2.45)	665,085	1.16[h]	.79[h]	48
Class B
October 31, 2020	$14.56	(.05)	.17	.12	—	—	—	—	$14.68	.82	$8,168	1.88	(.36)	62
October 31, 2019	13.07	(.06)	1.55	1.49	—	—	—	—[d,e]	14.56	11.40	12,250	1.90	(.44)	35
October 31, 2018	13.63	(.08)	(.48)	(.56)	—	—	—	—	13.07	(4.11)	7,103	1.90	(.55)	60
October 31, 2017	11.02	(.03)	2.74	2.71	(.10)	—	(.10)	—[d,f]	13.63	24.84	9,541	1.87	(.26)	220
October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	—	11.02	(3.16)	10,467	1.91[h]	.05[h]	48
Class C
October 31, 2020	$15.32	(.05)	.18	.13	—	—	—	—	$15.45	.85	$18,122	1.88	(.36)	62
October 31, 2019	13.76	(.06)	1.62	1.56	—	—	—	—[d,e]	15.32	11.34	22,912	1.90	(.45)	35
October 31, 2018	14.35	(.08)	(.51)	(.59)	—	—	—	—	13.76	(4.11)	10,942	1.90	(.54)	60
October 31, 2017	11.59	(.03)	2.90	2.87	(.11)	—	(.11)	—[d,f]	14.35	24.94	19,322	1.87	(.27)	220
October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	—	(.01)	—	11.59	(3.20)	18,589	1.91[h]	.04[h]	48
Class R
October 31, 2020	$16.33	.03	.19	.22	—	—	—	—	$16.55	1.35	$752	1.38	.18	62
October 31, 2019	14.59	.01	1.73	1.74	—	—	—	—[d,e]	16.33	11.93	1,304	1.40	—[g]	35
October 31, 2018	15.16	(.01)	(.54)	(.55)	(.02)	—[d]	(.02)	—	14.59	(3.62)	282	1.40	(.08)	60
October 31, 2017	12.22	.03	3.06	3.09	(.15)	—	(.15)	—[d,f]	15.16	25.55	571	1.37	.22	220
October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	—	12.22	(2.78)	498	1.41[h]	.56[h]	48
Class R6
October 31, 2020	$17.21	.13	.21	.34	(.06)	—	(.06)	—	$17.49	1.99	$19,620.74		.78	62
October 31, 2019	15.28	.12	1.81	1.93	—	—	—	—[d,e]	17.21	12.63	21,642.77		.73	35
October 31, 2018	15.87	.09	(.57)	(.48)	(.10)	(.01)	(.11)	—	15.28	(3.04)	17,636.76		.57	60
October 31, 2017	12.80	.12	3.20	3.32	(.25)	—	(.25)	—[d,f]	15.87	26.40	16,773.72		.88	220
October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	—	(.12)	—	12.80	(2.11)	11,433	.75[h]	1.19[h]	48
Class Y
October 31, 2020	$17.13	.11	.21	.32	(.05)	—	(.05)	—	$17.40	1.83	$42,867.88		.64	62
October 31, 2019	15.23	.09	1.81	1.90	—	—	—	—[d,e]	17.13	12.48	47,215.90		.58	35
October 31, 2018	15.81	.07	(.56)	(.49)	(.08)	(.01)	(.09)	—	15.23	(3.12)	33,325.90		.44	60
October 31, 2017	12.76	.10	3.18	3.28	(.23)	—	(.23)	—[d,f]	15.81	26.13	34,179.87		.72	220
October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	—	(.10)	—	12.76	(2.20)	28,487	.91[h]	1.03[h]	48

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Global Equity Fund	Global Equity Fund 37

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

g Amount represents less than 0.01%.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Global Equity Fund

Notes to financial statements 10/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through October 31, 2020.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Global Equity Fund 39

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

40 Global Equity Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Global Equity Fund 41

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,011,253 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,735,830 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $5,643,375 and the value of securities loaned amounted to $5,560,050.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020)  for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

42 Global Equity Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$16,868,484	$15,653,049	$32,521,533

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $680,066 to increase undistributed net investment income, $10,154 to decrease paid-in capital and $669,912 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$191,085,567
Unrealized depreciation	(76,228,709)
Net unrealized appreciation	114,856,858
Undistributed ordinary income	5,104,193
Capital loss carryforward	(32,521,533)
Cost for federal income tax purposes	$781,251,159

Global Equity Fund 43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the mergers of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Utilities Fund and Putnam Global Sector Fund (“acquired funds”) into the fund on June 17, 2019, the management contract was amended such that, after completion of the mergers, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and all acquired funds for any portion of a performance period that is prior to the mergers, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.635% of the fund’s average net assets, which included an effective base fee of 0.689% and a decrease of 0.054% ($493,452) based on performance.

Putnam Management has contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

44 Global Equity Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,518,014	Class R	1,982
Class B	18,186	Class R6	10,265
Class C	37,435	Class Y	77,786
Class M	1,479	Total	$1,665,147

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,600 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $644, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Global Equity Fund 45

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,065,749
Class B	1.00%	1.00%	99,056
Class C	1.00%	1.00%	203,913
Class M*	1.00%	0.75%	6,024
Class R	1.00%	0.50%	5,372
Total			$2,380,114

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,987 and $7 from the sale of class A and class M shares, respectively, and received $1,718 and $474 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,424 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$558,908,624	$663,331,599
U.S. government securities (Long-term)	—	—
Total	$558,908,624	$663,331,599

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 Global Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	1,507,619	$25,035,956	882,982	$13,679,743
Shares issued in connection with
reinvestment of distributions	22,761	395,354	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	1,606,224	25,209,358
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	604,796	9,492,150
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	930,478	14,603,662
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	9,015,517	141,496,739
	1,530,380	25,431,310	13,039,997	204,481,652
Shares repurchased	(6,584,403)	(106,270,256)	(6,845,094)	(105,788,783)
Net increase (decrease)	(5,054,023)	$(80,838,946)	6,194,903	$98,692,869

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	7,058	$104,655	17,890	$250,495
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	202,340	2,807,887
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	58,867	816,910
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	77,206	1,071,401
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	180,986	2,511,564
	7,058	104,655	537,289	7,458,257
Shares repurchased	(292,139)	(4,168,346)	(239,246)	(3,324,130)
Net increase (decrease)	(285,081)	$(4,063,691)	298,043	$4,134,127

Global Equity Fund 47

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	67,571	$1,005,877	81,031	$1,151,229
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	390,789	5,706,686
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	142,381	2,079,195
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	218,151	3,185,659
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	194,637	2,842,281
	67,571	1,005,877	1,026,989	14,965,050
Shares repurchased	(390,165)	(5,800,155)	(326,971)	(4,816,635)
Net increase (decrease)	(322,594)	$(4,794,278)	700,018	$10,148,415

	YEAR ENDED 10/31/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	394	$6,248	28,888	$414,940
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	12,032	179,415
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	640	9,547
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	12,621	188,203
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	64,171	956,889
	394	6,248	118,352	1,748,994
Shares repurchased	(716,677)	(11,529,746)	(76,433)	(1,119,798)
Net increase (decrease)	(716,283)	$(11,523,498)	41,919	$629,196

48 Global Equity Fund

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	11,393	$183,185	8,196	$129,061
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	14,532	225,800
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	41,489	644,674
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	951	14,772
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	31,269	485,880
	11,393	183,185	96,437	1,500,187
Shares repurchased	(45,778)	(721,095)	(35,985)	(571,065)
Net increase (decrease)	(34,385)	$(537,910)	60,452	$929,122

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	152,480	$2,532,390	494,794	$8,222,013
Shares issued in connection with
reinvestment of distributions	4,443	80,243	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	—	—
	156,923	2,612,633	494,794	8,222,013
Shares repurchased	(292,705)	(4,767,896)	(391,645)	(6,467,523)
Net increase (decrease)	(135,782)	$(2,155,263)	103,149	$1,754,490

Global Equity Fund 49

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	596,746	$10,434,866	443,933	$7,222,002
Shares issued in connection with
reinvestment of distributions	6,665	119,911	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	520,049	8,458,969
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	151,265	2,460,428
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	304,842	4,958,475
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	360,849	5,869,463
	603,411	10,554,777	1,780,938	28,969,337
Shares repurchased	(896,716)	(14,797,885)	(1,213,361)	(19,765,397)
Net increase (decrease)	(293,305)	$(4,243,108)	567,577	$9,203,940

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$15,672,125	$248,952,049	$258,980,799	$162,525	$5,643,375
Putnam Short Term
Investment Fund**	8,126,786	325,282,146	320,632,104	169,873	12,776,828
Total Short-term
investments	$23,798,911	$574,234,195	$579,612,903	$332,398	$18,420,203

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and

50 Global Equity Fund

general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$250,000
Written equity option contracts (contract amount)	$250,000
Forward currency contracts (contract amount)	$302,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$2,572,286	Payables	$3,460,137
Total		$2,572,286		$3,460,137

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$2,559,898	$2,559,898
Equity contracts	3,080,263	—	$3,080,263
Total	$3,080,263	$2,559,898	$5,640,161

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$1,035,282	$1,035,282
Total	$1,035,282	$1,035,282

Note 8: Acquisition of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Sector Fund and Global Utilities Fund.

The purpose of the transactions were to combine five Putnam funds with substantially similar investment objectives and similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On June 17, 2019, the fund issued 1,606,224, 202,340, 390,789, 12,032, 14,532 and 520,049 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,263,048, 148,699, 303,632, 9,233, 11,410 and 419,981 class A, class B, class C, class M, class R and class Y shares of Putnam Global Consumer Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Consumer Fund, with a fair value of $41,082,955 and an identified cost of $32,053,294 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Consumer Fund on June 17, 2019, was $42,588,115. On June 17, 2019 Putnam Global Consumer Fund had undistributed net investment

Global Equity Fund 51

income of $6,533, accumulated net realized loss of $345,538 and unrealized appreciation of $9,029,968. Effective November 25, 2019, the fund converted all of its class M shares to class A shares.

On June 17, 2019, the fund issued 604,796, 58,867, 142,381, 640, 41,489 and 151,265 class A, class B, class C, class M, class R and class Y shares, respectively, for 810,488, 71,629, 184,631, 814, 55,604 and 209,140 class A, class B, class C, class M, class R and class Y shares of Putnam Global Financials Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Financials Fund, with a fair value of $17,365,446 and an identified cost of $15,998,638 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Financials Fund on June 17, 2019, was $15,502,904. On June 17, 2019 Putnam Global Financials Fund had distributions in excess of net investment income of $174,702, accumulated net realized loss of $168,948 and unrealized appreciation of $1,366,975. Effective November 25, 2019, the fund converted all of its class M shares to class A shares.

On June 17, 2019, the fund issued 930,478, 77,206, 218,151, 12,621, 951 and 304,842 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,297,845, 97,147, 289,566, 16,687, 1,310 and 439,241 class A, class B, class C, class M, class R and class Y shares of Putnam Global Sector Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Sector Fund, with a fair value and identified cost of $24,024,139 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Sector Fund on June 17, 2019, was $24,022,172. On June 17, 2019 Putnam Global Sector Fund had distributions in excess of net investment income of $413,970, accumulated net realized loss of $80,987 and unrealized appreciation of $—. Effective November 25, 2019, the fund converted all of its class M shares to class A shares.

On June 17, 2019, the fund issued 9,015,517, 180,986, 194,637, 64,171, 31,269 and 360,849 class A, class B, class C, class M, class R and class Y shares, respectively, for 14,566,603, 259,237, 295,778, 98,549, 50,027 and 604,772 class A, class B, class C, class M, class R and class Y shares of Putnam Global Utilities Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Utilities Fund, with a fair value of $153,856,766 and an identified cost of $151,330,221 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Utilities Fund on June 17, 2019, was $154,162,816. On June 17, 2019 Putnam Global Utilities Fund had distributions in excess of net investment income of $475,402, accumulated net realized loss of $779,466 and unrealized appreciation of $2,526,553. Effective November 25, 2019, the fund converted all of its class M shares to class A shares.

The aggregate net assets of the fund on June 17, 2019 was $752,725,164. Immediately following the acquisitions, the net assets were $989,001,171.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Global Equity Fund.

Assuming the acquisitions had been completed on November 1, 2018, the fund’s pro forma results of operations for the prior reporting period are as follows (Unaudited):

Net investment income	$6,140,878
Net gain (loss) on investments	$117,034,738
Net increase (decrease) in net assets resulting from operations	$123,175,616

52 Global Equity Fund

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Global Equity Fund 53

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$422,883	$156,636	$208,874	$375,368	$702	$701,443	$88,936	$67,585	$199,129	$433	$50,692	$299,605	$2,572,286
Total Assets	$422,883	$156,636	$208,874	$375,368	$702	$701,443	$88,936	$67,585	$199,129	$433	$50,692	$299,605	$2,572,286
Liabilities:
Forward currency contracts#	38,041	46,276	208,820	10,447	1,019,586	746,508	79,234	253,501	263,547	—	747,662	46,515	3,460,137
Total Liabilities	$38,041	$46,276	$208,820	$10,447	$1,019,586	$746,508	$79,234	$253,501	$263,547	$—	$747,662	$46,515	$3,460,137
Total Financial and Derivative Net Assets	$384,842	$110,360	$54	$364,921	$(1,018,884)	$(45,065)	$9,702	$(185,916)	$(64,418)	$433	$(696,970)	$253,090	$(887,851)
Total collateral received (pledged)†##	$319,543	$—	$—	$364,921	$(823,962)	$(45,065)	$(1,000)	$(170,966)	$—	$—	$(626,925)	$—
Net amount	$65,299	$110,360	$54	$—	$(194,922)	$—	$10,702	$(14,950)	$(64,418)	$433	$(70,045)	$253,090
Controlled collateral received (including
TBA commitments)**	$319,543	$—	$—	$400,000	$—	$—	$—	$—	$—	$—	$—	$—	$719,543
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$(823,962)	$(112,977)	$(1,000)	$(170,966)	$—	$—	$(626,925)	$—	$(1,735,830)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include

Note 10: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

Note 11: Actions by the Trustees

The Trustees of the fund have approved a series of proposals to reposition the fund as Putnam Focused International Equity Fund, including changing the principal investment strategies from being a “global” fund with significant U.S. exposure to an “international” fund with little or no U.S. exposure, changing the fund’s benchmark (including the performance fee benchmark in the fund’s management contract) and changing the fund from a diversified to a non-diversified fund. The change from operating as a diversified fund to a non-diversified fund, and the change to the fund’s management contract, require shareholder approval. A shareholder meeting has been scheduled for March 18, 2021.

54 Global Equity Fund	Global Equity Fund 55

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $163,568 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

56 Global Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Global Equity Fund 57

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58 Global Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Global Equity Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Global Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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AN006 323549 12/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2020	$73,612	$ —	$10,230	$ —
October 31, 2019	$52,016	$23,400 *	$5,595	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended October 31, 2020 and October 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $356,072 and $28,995 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2020	$ —	$345,842	$ —	$ —
October 31, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020